                                  EXHIBIT 99.3

                          REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made as of
November 18, 2005, by and among NATIONAL AUTO CREDIT, INC. ("NAC"), a Delaware corporation, and FLEXNER WHEATLEY & ASSOCIATES ("FWA"), and MEETINGNET
INTERACTIVE, INC. ("MEETINGNET"). FWA and MeetingNet are referred to collectively as the "STOCKHOLDERS" and each as a "STOCKHOLDER." NAC and the
Stockholders, together with such other Persons who or that may have become
"Holders" hereunder as contemplated by Section 4 below, are hereinafter sometimes referred to collectively as the "PARTIES" and each as a "PARTY."

                                   WITNESSETH:

          WHEREAS, NAC and the Stockholders have entered into a certain
Membership Interest Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of even date herewith, pursuant to which the parties thereto have agreed, inter alia, upon the terms and subject to the conditions set forth therein, that NAC would purchase, and the Stockholders would sell, all of the units or membership interest (such units or membership interests, collectively, the "INTERESTS") in a certain limited liability company owned by the Stockholders (such purchase and sale, the "PURCHASE");

          WHEREAS, pursuant to the Purchase Agreement, upon the consummation of the Purchase and other transactions contemplated by the Purchase Agreement, NAC will issue to the Stockholders certain shares of NAC Common Stock (as defined in the Purchase Agreement), par value $.05 per share, in partial consideration for the Interests being purchased by NAC (the shares of NAC Common Stock issued pursuant to the Purchase Agreement are hereinafter sometimes referred to as the
"ISSUED SHARES");

          WHEREAS, each of the Stockholders has entered into a Lockup,
Standstill And Voting Agreement (the "STANDSTILL AGREEMENT") with NAC, dated as of even date herewith, for the benefit of NAC; and

          WHEREAS, as a condition to the closing of the Purchase, NAC and the
Stockholders have agreed to enter into this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the
Parties, intending to be legally bound hereby, agree as follows:

1.   DEFINITIONS

          1.1 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended;

          1.2 "HOLDER" means the registered holder of any Registrable Securities
(as hereinafter defined); provided, however, that (notwithstanding anything contained herein to the contrary) a

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"HOLDER" shall not include any Person (i) who or that, as a donee, assignee or transferee or otherwise, has acquired any Registrable Securities if such Person has acquired such Registrable Securities otherwise than in accordance with, and as contemplated by, clause (i) of the first sentence of Section 7(b) of the
Standstill Agreement or (ii) who or that has not, as contemplated by Section 4 below, agreed in writing (in form and substance reasonably acceptable to, and delivered to, NAC) to be bound by this Agreement as a "Holder" hereunder.

          1.3 "PERSON" means any individual, corporation, partnership (limited or general), limited liability company, trust, joint venture, association or other entity.

          1.4 "REGISTRABLE SECURITIES" means, collectively, (a) the Issued
Shares, (b) any and all shares of NAC Common Stock issued as a dividend or otherwise as a distribution on or with respect to the Issued Shares, (c) any and all shares of NAC Common Stock issued upon the exercise, exchange or conversion of any securities of NAC that (i) have been issued to a Holder as a dividend or otherwise as a distribution on or with respect to the Issued Shares and (ii) are exercisable or exchangeable for, or convertible into, shares of NAC Common
Stock, (d) any and all shares of NAC Common Stock (i) issued as a dividend or otherwise as a distribution on or with respect to any of the shares of NAC
Common Stock referred to in the foregoing clause (b) or (c) or (ii) issued upon the exercise, exchange or conversion of any securities of NAC that (A) have been issued to a Holder as a dividend or otherwise as a distribution on or with respect to the any shares of NAC Common Stock referred to in the foregoing clause (b) or (c) and (B) are exercisable or exchangeable for, or convertible into, shares of NAC Common Stock.

          1.5 "REGISTRATION EXPENSES" means all expenses incurred by NAC in complying with Section 2.1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for NAC, fees and expenses of independent public accountants of NAC, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of NAC, which shall be paid in any event by NAC).

          1.6 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the SEC.

          1.7 "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale or resale of any of the Registrable
Securities.

          1.8 "SEC" or "COMMISSION" means the Securities and Exchange
Commission.

          1.9 "SHAREHOLDERS' REPRESENTATIVE" means Kimbal L. Wheatley as the representative of all of the Holders; provided, however, in the event of the death of Kimbal L. Wheatley or any other event or circumstance resulting in
Kimbal L. Wheatley being unable or unwilling to serve as the representative of all of the Holders, "SHAREHOLDERS' REPRESENTATIVE" will mean Mark Fite as the representative of all of the Holders.

All other capitalized terms used herein and defined in the Purchase Agreement are used herein with the respective meanings ascribed to them in the Purchase
Agreement, unless otherwise defined herein or the context herein otherwise requires.

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2. REGISTRATION RIGHTS

          2.1  Piggyback Registration Rights.

          (a) If NAC intends to file with the SEC a registration statement
(other than a registration statement filed on Form S-4 or Form S-8) under the
Securities Act covering any shares of NAC Common Stock, then at least thirty
(30) days in advance of such filing NAC shall give each Holder written notice thereof (a "REGISTRATION NOTICE") at such Holder's address as it appears on the records of NAC. In the event any Holder desires that any of its Registrable
Shares be included in such registrations statement, such Holder shall given NAC written notice to such effect (each such notice, an "INCLUSION NOTICE"), specifying the number of such Holder's Registrable Securities it desires to have so included, so that such notice is received by NAC within twenty (20) days of the date of such Registration Notice. NAC shall, subject to clauses (e) and (f)
of this Section 2.1 and the other terms and conditions set forth herein, include in such registration statement the Registrable Securities with respect to which
NAC has received timely Inclusion Notices (the registration statement contemplated by this Section 2.1 is hereinafter referred to as the "REGISTRATION
STATEMENT").

          (b) In the event any Registration Statement covering any Registrable
Securities is declared effective, NAC shall use its best efforts to cause such
Registration Statement to remain effective until the earlier of (i) the date as of which all of the Registrable Securities covered thereby have been resold by the Holders holding the same or (ii) such time (if any) as the Holders are free to resell all of the Registrable Securities covered thereunder pursuant to Rule
144(k).

          (c) Each Holder shall fully and promptly cooperate with NAC in connection with its performance of its obligations under this Section 2.1 and
Section 2.2 below and, in connection therewith, shall promptly take all such actions (including, without limitation, the providing of written information to
NAC regarding such Holder, the Registrable Securities held by such Holder and such Holder's intended method of disposition or distribution of such Shares) as
NAC may from time request.

          (d) Nothing contained herein shall prevent NAC from abandoning any
Registration Statement before it is declared effective, it being agreed and understood by the Holders that the rights granted to them hereunder are solely with respect to piggyback registration rights with respect to such registrations as NAC choses to pursue and have been declared effective.

          (e) In the event any Registration Statement contemplated hereby relates to any underwritten public offering of any securities by NAC or any other Person, then the right of any Holder to participate in such offering or to have any of its Registrable Securities included in such Registration Statement shall be conditioned upon such Holder cooperating with the managing underwriter(s) for such offering, which cooperation may include, without limitation, the execution and delivery of such underwriting agreement and such lockup and standstill agreement as such managing underwriter(s) may request

          (f) Notwithstanding the foregoing, if the Registration Statement covers or relates to any offering that is being underwritten and the lead or managing underwriter of such offering

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advises NAC that, in the opinion of such lead or managing underwriter, because of the size of such offering that would be required in order to accommodate the requests of any Holders and other holders of shares of NAC Common Stock or of other securities issued by NAC who have requested the inclusion of their
Registrable Securities, other shares of NAC Common Stock and/or other securities issued by NAC in such offering, the success of such offering would be materially and adversely affected by inclusion of all of such the Registrable Securities, other shares of NAC Common Stock and/or other securities issued by NAC requested to be included in such offering, then NAC shall be required to include in the
Registration Statement and such offering only the number of Registrable
Securities, other shares of NAC Common Stock and other securities issued by NAC recommended by such lead or managing underwriter, which Registrable Securities, other shares of NAC Common Stock and other securities issued by NAC shall be allocated to and among the Holder and such other holders pro rata in proportion to the number of Registrable Securities, other shares of NAC Common Stock and other securities issued by NAC that have been timely and properly requested to be included therein.

          2.2 Obligations of NAC. In connection with its performance of its obligations under Section 2.1 above, NAC shall take such of the following actions as may be necessary for NAC to comply with applicable law:

          (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the
Registration Statement as may be necessary to comply with the provisions of the
Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement.

          (b) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the
Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (c) Use its best efforts to register and qualify the Registrable
Securities covered by the Registration Statement under such securities or Blue
Sky laws of such jurisdictions as shall be reasonably requested by the
Shareholders' Representative; provided that NAC shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions. Upon the registration or qualification of such Registrable Securities in each such jurisdiction, NAC shall promptly notify the Holders of such registration or qualification

          (d) Notify each Holder holding any Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.
In such event NAC shall prepare and provide each Holder with a supplement or post-effective amendment to such Registration Statement or related prospectus that, as thereafter delivered by such Holder to purchasers of Registrable
Securities sold or resold thereunder, will not contain an untrue statement of a

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material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          2.4 Expenses of Registration. NAC shall pay all Registration Expenses, except that the Holders shall bear all Selling Expenses attributable to their
Registrable Securities being registered and fees of their counsel.

3. INDEMNIFICATION

          3.1 To the extent permitted by law, NAC will indemnify and hold harmless each Holder, partners, officers and directors of each Holder, and each
Person, if any, who controls (within the meaning of the Securities Act) such
Holder against any losses, claims, damages or liabilities (joint or several) to which it/he/she or they may become subject under the Securities Act, the
Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations by NAC (any such statements, omissions or violations, a "NAC VIOLATION"): (a) any untrue statement or alleged untrue statement of a material fact contained in the
Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (b) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by NAC of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statement; and NAC will pay to each such Holder, partner, officer, director or controlling person any legal or other expenses reasonably incurred by him/her/it in connection with investigating or defending any such loss, claim, damage, liability or action if it is finally and judicially determined that there was such a NAC Violation; provided, however, that the indemnity agreement contained in this Section 3.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of NAC, which consent shall not be unreasonably withheld, nor shall NAC be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (i) any Holder Violation (as defined below) or (ii) any other breach or violation by an indemnified party of the Securities Act, the
Exchange Act, any regulation promulgated under the Securities Act or Exchange
Act or other federal or state law, exclusive of any such breach or violation to the extent the same is the consequence of any NAC Violation other than on account of any Holder Misstatement (as defined below).

          3.2 To the extent permitted by law, each Holder will indemnify and hold harmless NAC, each of its directors and officers and each Person, if any, who controls NAC within the meaning of the Securities Act and any other Holder selling securities under the Registration Statement or any of such other
Holder's partners, directors or officers or any Person who controls (within the meaning of the Securities Act) such other Holder, against any losses, claims, damages or liabilities (joint or several) to which NAC or any such director, officer, controlling person or other Holder, or partner, director, officer or controlling person of such other Holder, may become subject under the Securities
Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (i) arise out of or are based upon any NAC Violation, in each case to the extent that such NAC
Violation occurs

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in reliance upon, and in conformity with, information furnished by, or on behalf of, such Holder for use in connection with the Registration Statement (any such
NAC Violation, a "HOLDER MISSTATEMENT"), (ii) results from such Holder's failure to deliver, at the time required by the Securities Act, a final or amended prospectus that corrects any actual or alleged untrue statement or omission contained in any preliminary prospectus or prior prospectus if such Holder previously has been provided such final or amended prospectus in accordance with
Section 2.2 hereof or otherwise or (iii) results from any offer or sale, or solicitation of any offer, made by such Holder in any jurisdiction in which the same is not registered or otherwise permitted, unless such Holder has been advised in writing by NAC that such offer or sale, or such solicitation of any offer, is registered or otherwise permitted in such jurisdiction (each of the matters referred to in the foregoing clause (i), (ii) and/or (iii) is herein referred to as a "HOLDER VIOLATION"); and each such Holder will pay any legal or other expenses reasonably incurred by NAC or any such director, officer, controlling person or other Holder, or partner, officer, director or controlling person of such other Holder, in connection with investigating or defending any such loss, claim, damage, liability or action if it is finally and judicially determined that there was a Holder Violation; provided, however, that the indemnity agreement contained in this Section 3.2 shall not apply to any Holder with respect to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of such Holder, which consent shall not be unreasonably withheld or delayed; and
provided, further, however, that in no event shall any indemnity under this
Section 3.2 exceed the net proceeds from the sale of Registrable Securities covered by the Registration Statement.

          3.3 Promptly after receipt by an indemnified party under this Section
3 of notice of the commencement of any action (including any governmental action) with respect to which indemnification under this Section 3 may be sought by such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and (to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed) assume, the defense thereof with counsel selected by the indemnifying party or parties with the consent of the indemnified party or parties (which consent shall not be unreasonably withheld or delayed); provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding (provided, however, that under no circumstances shall any indemnifying party be obligated to pay for more than one counsel representing any or all of the parties intended to be indemnified hereunder).
The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 3 but only to the extent such failure is materially prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.

          3.4 If the indemnification provided for in this Section 3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying

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such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the
NAC Violation(s) or Holder Violation(s), as the case may be, that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or by or on behalf of the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the sale of such Holder's Registrable Securities covered by the
Registration Statement.

          3.5 The obligations of NAC and the Holders under this Section 3 shall survive completion of any offering of Registrable Securities in a Registration
Statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4. ASSIGNMENT OF REGISTRATION RIGHTS.

          The rights to cause NAC to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to any Person who or that, as a donee, assignee or transferee or otherwise, has acquired such Registrable
Securities in accordance with, and as contemplated by, clause (i) of the first sentence of Section 7(b) of the Standstill Agreement, but only if such donee, assignee or transferee shall have agreed in writing (in form and substance reasonably acceptable to, and delivered to, NAC) to be bound by this Agreement as a "Holder" hereunder.

5. RULE 144 REPORTING

          With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable
Securities to the public without registration, NAC agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

          (b) File with the SEC, in a timely manner, all reports and other documents required of NAC under the Exchange Act; and

          (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by NAC as to its compliance with the reporting requirements of Rule 144 of the Securities Act and of the Exchange Act; a copy of the most recent annual or quarterly report of
NAC; and such other reports and documents as such Holder

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may reasonably request in availing himself, herself or itself of any rule or regulation of the SEC allowing him, her or it to sell any such securities without registration.

6. MISCELLANEOUS

          6.1 No Waiver; Cumulative Remedies. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          6.2 Amendments and Waivers. No amendment or modification of this
Agreement, and no waiver under this Agreement, shall be effective except to the extent set forth in writing signed by the Party to be charged therewith;
provided, however, that any such amendment, modification or waiver signed by the
Shareholders' Representative shall be effective and binding upon all Holders as if each of them were a signatory thereto. Any waiver or amendment may be given subject to satisfaction of conditions stated therein, and any waiver or amendment shall be effective only in the specific instance(s) and for the specific purpose(s) for which given.

          6.3 Notices. All notices and other communications required or provided for hereunder shall be in writing and (except as otherwise provided herein)
shall be given as provided in Section 11.2 of the Purchase Agreement, with any such notice or other communication intended to be given hereunder to any Holder to be given as provided in such Section 11.2 to the Shareholders'
Representative, who is hereby authorized and directed by each Holder to receive and accept any such notice or other communication for such Holder.

          6.4 Termination. This Agreement shall terminate with respect to any
Holder on the earlier of (i) the date as of which all of the such Holder's
Registrable Securities covered by a Registration Statement have been resold by such Holder or (ii) such time (if any) as such Holder is free to resell all of his, her or its Registrable Securities pursuant to Rule 144(k).

          6.5 Binding Effect; Assignment. This Agreement shall be binding upon and be enforceable against the Parties and their respective heirs, administrators, legal representatives, successors and assigns and shall inure to the benefit of and be enforceable by the Parties and their respective heirs, administrators, legal representatives, successors and permitted assigns, except that (a) NAC shall not have the right to delegate its obligations hereunder or to assign its rights hereunder and (b) no such assignment shall be made by any
Holder (or any heir, administrator, legal representative, successor or assign of any Holder), without the prior written consent of NAC (which consent may be withheld in NAC's sole discretion) other than to a Person who or that would qualify as a "Holder" hereunder.

          6.6 Prior Agreements. This Agreement constitutes the entire agreement between and among the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous understandings or agreements (written or oral) concerning the subject matter hereof, except for those agreements and understandings contained in the Purchase Agreement and the other agreements, documents and instruments contemplated thereby and hereby.

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          6.7 Severability. The provisions of this Agreement are severable, and in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

          6.8 Miscellaneous Provisions. This Agreement is subject to certain provisions, as to governing law and other matters, as set forth in Article 11 of the Purchase Agreement.

          6.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the Parties may execute this Agreement by signing any such counterpart.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW]

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          6.10 Further Assurances. From and after the date of this Agreement, upon the request of any Party, the other Parties shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out, and to effectuate fully, the intent and purposes of this Agreement.

          IN WITNESS WHEREOF, the undersigned have executed this Registration
Rights Agreement as of the day and year first above written.

NATIONAL AUTO CREDIT, INC.              FLEXNER WHEATLEY & ASSOCIATES.

By:                                     By:
    ---------------------------------       ------------------------------------
Name: Robert V. Cuddihy, Jr.            Name: William A. Flexner
Title: Chief Financial Officer          Title: President

                                        By:
                                            ------------------------------------
                                        Name: Kimbal L. Wheatley
                                        Title: Chief Financial Officer

                                        MEETINGNET INTERACTIVE, INC.

                                        By:
                                            ------------------------------------
                                        Name: Ray Franklin
                                        Title: President

                                        By:
                                            ------------------------------------
                                        Name: Mark Fite
                                        Title: Chief Financial Officer

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